UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — December 1, 2013
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INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 1, 2013 (the "Distribution Date"), Ingersoll-Rand plc (the "Company") completed the previously announced separation (the "Spin-off") of its commercial and residential security businesses by distributing the related ordinary shares of Allegion plc ("Allegion"), on a pro rata basis, to the Company's shareholders of record as of November 22, 2013 (the "Record Date"). On the Distribution Date, each of the Company's shareholders received one ordinary share of Allegion for every three ordinary shares of the Company held by such shareholder on the Record Date. This Current Report on Form 8-K is being filed to provide unaudited pro forma financial information for the Company for the fiscal years ended December 31, 2012, 2011 and 2010 and the nine-months ended September 30, 2013 and 2012, giving effect to the Spin-off and related transactions.

After the Distribution Date, the Company does not beneficially own any ordinary shares of Allegion and, following such date, will not consolidate the financial results of Allegion for the purpose of its own financial reporting. The unaudited pro forma financial information of the Company giving effect to the Spin-off and the related transactions, and the related notes thereto, are attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements,” which are statements that are not historical facts, including statements that relate to the impact of, and transactions contemplated by, agreements entered into in connection with the Spin-off, the anticipated distribution of cash from debt incurred by Allegion prior to the Spin-off, tax indemnification receivables and liabilities and estimates regarding income tax adjustments, cost savings related to the Company’s restructuring efforts. These forward-looking statements are based on the Company’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from the Company’s current expectations. Such factors include, but are not limited to, the Company’s ability to fully realize the expected benefits of the proposed Spin-off, global economic conditions, demand for the Company’s products and services and tax law changes. Additional factors that could cause such differences can be found in the Company’s Form 10-K for the year ended December 31, 2012, Form 10-Q for the quarters ended March 31, 2013, June 30, 2013, and September 30, 2013 and in our other SEC filings. The Company assumes no obligation to update these forward-looking statements.
Item 9.01—Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date:	December 5, 2013	/s/ Susan K. Carter
Susan K. Carter, Senior Vice President and Chief Financial Officer